CERTIFICATION, CHAIRMAN OF THE BOARD & PRESIDENT

                                                                    Exhibit 32.1


DOL RESOURCES, INC.

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, S. Mort Zimmerman, Chief Executive Officer and Fred M. Updegraff, Chief Financial Officer of DOL Resources, Inc. (the "Company"), certify, pursuant to
Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2005 (The "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: April 17, 2007.

                                       /s/ S. MORT ZIMMERMAN
                                      ------------------------------------------
                                      S.Mort Zimmerman, Chairman of the Board,
                                      and Chief Executive Officer
                                       /s/ FRED M. UPDEGRAFF
                                      ------------------------------------------
                                      Fred M. Updegraff,
                                      Vice President, Chief Financial
                                      Officer, and Treasurer